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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2021

THE MARQUIE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

3225 McLeod Drive, Suite 100 Las Vegas, Nevada	89121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 351-3021

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03	Material Modification to Rights of Security Holders

On March 19, 2021, the Board of Directors of The Marquie Group, Inc. (the “Company”) approved an amendment and restatement of its Articles of Incorporation (the “Amendment”) for the purposes of increasing the Company’s authorized shares of common stock from ten billion (10,000,000,000) to fifty billion (50,000,000,000). The Amendment is attached hereto as Exhibit 3(i).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As noted in Item 3.03 above, on March 19, 2021, the Board of Directors approved the Amendment as more particularly described in Item 3.03 above.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 19, 2021, the Board of Directors and holders of a majority of the voting rights of the Company’s capital stock approved the Amendment as more particularly described in Item 3.03 above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

3(i) Amended and Restated Articles of Incorporation of The Marquie Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Marquie Group, Inc.

Date: April 1, 2021	By: /s/ Marc Angell
Marc Angell
Chief Executive Officer